UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 6, 2026 (October 6, 2026)

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 38th Street, Suite 130
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 6, 2026, Auddia Inc. (“Auddia” or the “Company”) cancelled its special stockholder meeting that was originally scheduled for September 23, 2026, but was previously adjourned to October 7, 2026.

The purpose of the meeting was to vote, among other items, on the adoption of the Agreement and Plan of Merger, dated as of February 17, 2026 (the “Merger Agreement”), by and among Auddia, McCarthy Finney, Inc., a Delaware corporation (“Holdco”), Auddia Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“Auddia Merger Sub”), Thramann Merger Sub LLC, a Colorado limited liability company and wholly owned subsidiary of Holdco (“Thramann Merger Sub” and together with Auddia Merger Sub, the “Merger Subs”), and Thramann Holdings, LLC, a Colorado limited liability company (“Thramann”), and the transactions contemplated thereby (such proposal, the “Business Combination Proposal”).

Based on the proxies and ballots received to date, there were not sufficient votes to approve the Business Combination Proposal.

Approximately 89% of votes cast on the Business Combination Proposal were in favor of transaction. Under Delaware law, however, the transaction requires approval by a majority of the outstanding common shares entitled to vote at the meeting. The number of favorable votes cast was less than this required level.

The Company expects to reschedule the stockholder meeting (with a new record date) in the near future to convene a vote on the proposed transaction.

Item 8.01	Other Events.

On October 6, 2026, the Company issued a press release announcing the cancelation of the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit Number	Description

99.1	Press Release issued by the Company on October 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

October 6, 2026	By:	/s/ John E. Mahoney
John E. Mahoney
Chief Financial Officer

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